                                                                    EXHIBIT 99.2


                                    Part I
                                    ------
                     For the Quarter Ended March 31, 1997

Item 1.  Financial Statements

Dauphin Deposit Corporation and Subsidiaries
CONSOLIDATED BALANCE SHEETS

                                                                                               (Dollars in thousands)
                                                                                        March 31,     December 31,    March 31,
                                                                                          1997           1996           1996
                                                                                      (Unaudited)      (Audited)     (Unaudited)
                                                                                   ----------------  -------------  ------------
ASSETS
Cash and due from banks                                                                  $164,523       $176,024       $212,962
                                                                                   ----------------  -------------  ------------
Short-term investments
   Interest bearing deposits                                                                4,735          1,494          2,469
   Federal funds sold and securities purchased under agreements to resell                  50,650         15,200          2,500
   Other short-term investments                                                               923            685
                                                                                   ----------------  -------------  ------------
        Total short-term investments                                                       56,308         17,379          4,969
                                                                                   ----------------  -------------  ------------

Investment securities available-for-sale, at fair value                                 2,036,728      2,170,207      2,093,234

Assets held for sale, primarily loans held for sale                                       190,390        207,798        121,217

Loans (net of unearned income)                                                          3,195,348      3,200,034      2,985,337
Allowance for loan losses                                                                 (42,443)       (42,885)       (41,980)
                                                                                   ----------------  -------------  ------------
        Total net loans                                                                 3,152,905      3,157,149      2,943,357
                                                                                   ----------------  -------------  ------------
Premises and equipment                                                                     73,509         73,826         72,513
Other assets                                                                              106,029        145,303        121,584
                                                                                   ----------------  -------------  ------------
        Total assets                                                                   $5,780,392     $5,947,686     $5,569,836
                                                                                   ================  =============  ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
   Non-interest bearing                                                                  $488,742       $521,387       $494,219
   Interest bearing                                                                     3,564,979      3,507,183      3,436,364
                                                                                   ----------------  -------------  ------------
        Total deposits                                                                  4,053,721      4,028,570      3,930,583
Short-term borrowings                                                                   1,065,922      1,111,630        979,015
Long-term debt                                                                              4,286        154,771         40,160
Accrued expenses and taxes                                                                 83,057         82,270         82,980
                                                                                   ----------------  -------------  ------------
        Total liabilities                                                               5,206,986      5,377,241      5,032,738
                                                                                   ----------------  -------------  ------------

Stockholders' equity
   Preferred stock, $25 par value; 10,000,000 shares authorized but unissued
   Common stock, $5 par value; 200,000,000 shares authorized,
     32,641,614 shares issued, of which 1,881,419, 1,974,885
     and 2,104,430 shares are held as treasury stock, respectively                        163,208        163,208        163,208
   Additional paid-in capital                                                              11,359         11,084         11,056
   Retained earnings                                                                      452,267        444,316        416,781
   Unrealized gains (losses) on securities available-for-sale, net of deferred taxes       (6,058)         1,577         (1,346)
                                                                                   ----------------  -------------  ------------
                                                                                          620,776        620,185        589,699
   Less: Treasury stock - at cost                                                         (47,370)       (49,740)       (52,601)
                                                                                   ----------------  -------------  ------------
         Total stockholders' equity                                                       573,406        570,445        537,098
                                                                                   ----------------  -------------  ------------
         Total liabilities and stockholders' equity                                    $5,780,392     $5,947,686     $5,569,836
                                                                                   ================  =============  ============

 See accompanying notes to consolidated financial statements.

Dauphin Deposit Corporation and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

                                                                        (Dollars in thousands, except per share data)
                                                                                 Three Months Ended March 31,
                                                                        ---------------------------------------------
                                                                                1997                      1996
                                                                        -------------------       -------------------
Interest income
   Interest and fees on loans and leases                                            $64,631                   $61,240
   Interest and dividends on investment securities
      Taxable                                                                        28,693                    26,133
      Exempt from federal income taxes                                                4,451                     4,040
   Interest on deposits                                                                  27                       100
   Interest on assets held for sale                                                   3,863                     1,651
   Interest on federal funds sold and other short-term investments                      280                        49
                                                                        -------------------       -------------------
Total interest income                                                               101,945                    93,213
                                                                        -------------------       -------------------

Interest expense
   Interest on deposits
      Savings deposits                                                                7,143                     7,292
      Time deposits                                                                  24,445                    23,633
      Time deposits in denominations of $100,000 or more                              9,152                     7,366
                                                                        -------------------       -------------------
                                                                                     40,740                    38,291
    Interest on short-term borrowings                                                12,428                     9,580
    Interest on long-term debt                                                        1,778                       886
                                                                        -------------------       -------------------
Total interest expense                                                               54,946                    48,757
                                                                        -------------------       -------------------
Net interest income                                                                  46,999                    44,456
Provision for loan losses                                                             1,545                     1,800
                                                                        -------------------       -------------------
Net interest income after provision for loan losses                                  45,454                    42,656
                                                                        -------------------       -------------------
Non-interest income
   Fiduciary activities                                                               5,105                     4,441
   Service charges on deposit accounts                                                3,188                     2,958
   Other service charges and fees                                                     3,658                     2,861
   Broker/dealer commissions and fees                                                 3,151                     2,536
   Mortgage banking                                                                   9,261                     6,820
   Securities gains, net                                                                 39                     1,072
   Other                                                                              1,124                       690
                                                                        -------------------       -------------------
Total non-interest income                                                            25,526                    21,378
                                                                        -------------------       -------------------
Non-interest expense
   Salaries and employee benefits                                                    26,650                    22,776
   Net occupancy expense                                                              3,011                     2,773
   Furniture and equipment expense                                                    3,699                     3,160
   Other                                                                             14,461                    12,532
                                                                        -------------------       -------------------
Total non-interest expense                                                           47,821                    41,241
                                                                        -------------------       -------------------
Income before income taxes                                                           23,159                    22,793
Provision for income taxes                                                            5,980                     6,184
                                                                        -------------------       -------------------
Net income                                                                          $17,179                   $16,609
                                                                        ===================       ===================
Net income per share                                                                  $0.55                     $0.54
Cash dividends declared per share                                                     $0.30                     $0.26 1/2
Weighted average number of shares outstanding                                    31,153,432                30,797,523

See accompanying notes to consolidated financial statements.

Dauphin Deposit Corporation and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

                                                                                  (Dollars in thousands)
                                                                               Three Months Ended March 31,
                                                                             -------------------------------
                                                                                  1997              1996
                                                                             --------------    --------------
Operating activities
  Net income                                                                      $17,179           $16,609
  Adjustments:
    Provision for loan losses                                                       1,545             1,800
    Provision for depreciation, amortization and accretion                          1,520             2,272
    Provision for deferred income taxes                                               (29)             (149)
    Securities gains, net                                                             (39)           (1,072)
    (Increase) decrease in interest receivable                                      8,476            (3,037)
    Increase in accrued expenses and taxes                                            787             7,879
    Gain on sale of mortgage loans held for sale                                   (2,235)           (3,601)
    Net (increase) decrease in assets held for sale                                19,643           (29,834)
    Other, net                                                                     31,965           (14,388)
                                                                            --------------     -------------
      Net cash provided (used) by operating activities                             78,812           (23,521)
                                                                            --------------     -------------
Investing activities
  Proceeds from sales of investment securities                                                       78,206
  Proceeds from maturities of investment securities                               139,475           324,051
  Purchases of investment securities                                              (12,243)         (649,389)
  Net increase in loans                                                            (1,735)           (2,570)
  Net purchases of premises and equipment                                          (2,239)           (3,150)
                                                                            --------------     -------------
      Net cash provided (used) by investing activities                            123,258          (252,852)
                                                                            --------------     -------------
Financing activities
  Net increase (decrease) in deposit accounts                                      25,151           (18,953)
  Net increase (decrease) in short-term borrowings                                (45,708)          300,854
  Repayments of long-term debt                                                   (150,017)             (249)
  Issuance of treasury stock                                                        1,653             1,549
  Acquisition of treasury stock                                                                      (5,079)
  Cash dividends paid                                                              (9,200)           (8,122)
                                                                            --------------     -------------
      Net cash provided (used) by financing activities                           (178,121)          270,000
                                                                            --------------     -------------
      Increase (decrease) in cash and cash equivalents                             23,949            (6,373)
Cash and cash equivalents at beginning of period                                  188,724           219,335
                                                                            --------------     -------------
Cash and cash equivalents at end of period                                       $212,673          $212,962
                                                                            ==============     =============

Total interest paid                                                               $57,074           $47,156
Total income taxes paid (received)                                                   (173)              211

Schedule of non-cash investing and financing activities:
     Loans charged off                                                              2,747             2,237
     Net loan transfers to other real estate owned                                    771             1,129
     Conversion of convertible subordinated debentures                                468               190
     Securitization of mortgage loans                                               6,462

See accompanying notes to consolidated financial statements.

Note 1 - Accounting Policies

    The consolidated financial statements include the accounts of Dauphin Deposit Corporation and subsidiaries (Dauphin), including its banking subsidiary, Dauphin Deposit Bank and Trust Company, which includes the Bank of Pennsylvania, Farmers Bank and Valleybank Divisions. All material intercompany balances and transactions have been eliminated in consolidation.

     The information contained in the financial statements is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the results of interim periods have been made. Operating results for the three month period ended March 31, 1997 are not necessarily indicative of the results that may be expected for the year ending December 31, 1997.

     The accounting policies followed in the presentation of interim financial results are the same as those followed on an annual basis. These policies are presented on pages 39 through 43 of the 1996 Securities and Exchange Commission Form 10-K included in the Annual Report to Stockholders.


Note 2 - New Accounting Standards

     In February 1997, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 128 (SFAS 128), "Earnings Per Share". SFAS 128, which supersedes APB Opinion No. 15 (APB 15), "Earnings Per Share", specifies the computation, presentation, and disclosure requirements for earnings per share (EPS) for entities with publicly held common stock. It replaces the presentation of primary EPS with a presentation of basic EPS and fully diluted EPS with diluted EPS. Basic EPS, unlike primary EPS, excludes dilution and is computed by dividing income available to common stockholders by the weighted average number of common shares outstanding for the period. Diluted EPS is computed similarly to fully diluted EPS under APB 15. Dauphin will adopt SFAS 128 as of December 31, 1997. Management does not expect SFAS 128 to have a material effect on the EPS of Dauphin.


Note 3 - Litigation

     Various legal actions and proceedings are pending involving Dauphin or its subsidiaries. Management believes that the aggregate liability or loss, if any, resulting from such legal actions and proceedings will not be material to Dauphin's financial condition or results of operations. Included among the outstanding litigation is a class action law suit instituted by Dauphin in the Court of Common Pleas of Cumberland County, Pennsylvania on February 25, 1994, seeking a declaratory judgement from the Court specifically permitting Dauphin to discontinue an 18 month variable interest rate deposit product carrying a minimum interest rate of 10% for the 18 month term, which is held in certain individual retirement accounts (IRA). The aggregate balance of the IRA accounts was approximately $203.1 million at March 31, 1997. Dauphin's right to terminate the variable interest rate deposit product is in dispute and is being challenged by the holders of the IRA accounts in question. Several days after the commencement of trial in April 1996, Dauphin and representatives of the class reached an agreement in principle to settle the litigation and the trial was continued pending negotiation of a settlement agreement. Dauphin and representatives of the class filed a settlement agreement with the Court on May 13, 1996 which would permit Dauphin to terminate the 18 month variable rate product as to all class members on the effective date of the settlement and, in consideration, the balances of those accounts would be automatically deposited in one of two new certificates of deposit established by Dauphin for purposes of the settlement. All class members were given the opportunity to file objections to the proposed settlement or elect to be excluded from the class and the proposed settlement. Approximately 89 of the 4,315 class members filed formal objections to the settlement with the Court and 12 of the class members elected to opt out of the settlement. A hearing was held before the Court on June 21, 1996 for the purpose of obtaining the Court's approval of the settlement agreement. At the hearing, counsel for Dauphin and counsel for the representatives of all class members jointly moved for the Court's adoption of the settlement agreement and made argument in favor thereof. The Court, by Order issued July 11, 1996, denied the joint motion of Dauphin and the representatives of the class for settlement of the class action in accordance with the terms and conditions of the settlement agreement. Dauphin filed its Notice of Appeal from the trial Court's Order denying the settlement to the Superior Court of Pennsylvania on August 9, 1996. The Appeal seeks an Order of the Superior Court reversing the trial Court's disapproval of the settlement agreement or, in the alternative, otherwise providing the trial Court with guidance which would result in the trial Court's approval of the settlement agreement on remand. The Superior Court must determine whether or not the trial Court abused its discretion in rejecting the settlement agreement. The class representatives and counsel for the class have informed Dauphin's counsel that they are withdrawing their previous support for the joint settlement agreement and will vigorously oppose Dauphin's Appeal to the Superior Court. The Superior Court heard the oral arguments of counsel on the Appeal on March 5, 1997. Neither management nor counsel can predict with any reasonable degree of certainty the outcome of the Appeal or time frame within which the Superior Court will rule on the Appeal. If the Appeal to the Superior Court is unsuccessful, management intends to vigorously assert its right to terminate the 18 month variable interest rate deposit product on further appeal and at the trial court level. Dauphin has continued to date to pay a 10% interest rate with regard to the 18 month variable interest rate deposit product.